Coho Relative Value Equity Fund
Schedule of Investments
April 30, 2025 (Unaudited)

COMMON STOCKS - 96.8%	Shares	Value
Communication Services - 3.4%
Walt Disney	61,492	$5,592,697

Consumer Discretionary - 15.6%
AutoZone (a)	1,667	6,272,254
Lowe's Companies	28,753	6,428,021
Ross Stores	53,759	7,472,501
Service Corp. International	71,050	5,676,895
		25,849,671

Consumer Staples - 20.8%
Coca-Cola	58,321	4,231,188
Constellation Brands - Class A	20,110	3,771,429
Keurig Dr. Pepper	174,335	6,030,248
Mondelez International - Class A	86,822	5,915,183
Philip Morris International	45,437	7,786,084
Sysco	92,819	6,627,277
		34,361,409

Energy - 2.7%
Chevron	32,948	4,482,905

Financials - 14.8%
Global Payments	40,525	3,092,463
Marsh & McLennan Companies	27,990	6,310,905
State Street	39,436	3,474,312
US Bancorp	120,712	4,869,522
W.R. Berkley	92,617	6,639,713
		24,386,915

Health Care - 29.6%(b)
Abbott Laboratories	39,991	5,228,823
Amgen	18,923	5,505,079
Cencora	26,215	7,672,344
Johnson & Johnson	36,537	5,711,098
Medtronic PLC	63,081	5,346,745
Quest Diagnostics	20,548	3,662,065
STERIS PLC	15,136	3,401,665
Thermo Fisher Scientific	13,148	5,640,492
UnitedHealth Group	16,454	6,769,834
		48,938,145

Industrials - 5.0%
United Parcel Service - Class B	32,866	3,132,130
W.W. Grainger	5,027	5,149,206
		8,281,336

Information Technology - 2.5%
Microchip Technology	88,544	4,080,108

Materials - 2.4%
Air Products and Chemicals	14,846	4,024,602
TOTAL COMMON STOCKS (Cost $151,632,808)		159,997,788

TOTAL INVESTMENTS - 96.8% (Cost $151,632,808)		159,997,788
Money Market Deposit Account - 2.9% (c)		4,776,111
Other Assets in Excess of Liabilities - 0.3%		556,542
TOTAL NET ASSETS - 100.0%		$165,330,441
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). (“GICS®”) is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2025 was 2.47%.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Coho Relative Value Equity Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	159,997,788	–	–	159,997,788
Total Investments	159,997,788	–	–	159,997,788

Refer to the Schedule of Investments for further disaggregation of investment categories.